SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                 Asset Allocation Portfolios - Asset Allocation Portfolio 200,
                        Asset Allocation Portfolio 300, Asset Allocation
                            Portfolio 400 and Asset Allocation Portfolio 500
                (Name of Registrant as Specified In Its Charter)

                                Susan Jakuboski
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:

      2.   Form, Schedule or Registration Statement No.:

      3.   Filing Party:

      4.   Date Filed:

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                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                        ASSET ALLOCATION PORTFOLIO 200,
                        ASSET ALLOCATION PORTFOLIO 300,
                       ASSET ALLOCATION PORTFOLIO 400 AND
                         ASSET ALLOCATION PORTFOLIO 500

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824

          NOTICE OF SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS

                          To be held October 21, 1997


     A Special Meeting of Holders of Beneficial Interests in Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500, will be held at the offices of Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI, on Tuesday, October 21, 1997 at 11:00 a.m., local time, for the following purposes:

      ITEM 1. To vote on the transfer by each Portfolio of all of its assets to multiple new or existing investment companies in exchange for interests in those investment companies, followed by the dissolution of the Portfolios.

      ITEM 2. To vote on an amendment to the fundamental investment policies of each Portfolio to allow the assets of that Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

       ITEM 3. To vote on the selection of Price Waterhouse as the independent certified public accountants for each Portfolio.

       ITEM 4. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE PORTFOLIOS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 THROUGH 4.

     Only holders of beneficial interests of record on August 18, 1997 will be entitled to vote at the Special Meeting of Holders of Beneficial Interests and at any adjournments thereof.


                               Susan Jakuboski, Assistant Secretary

September [__], 1997


     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION


                        ASSET ALLOCATION PORTFOLIO 200,
                        ASSET ALLOCATION PORTFOLIO 300,
                       ASSET ALLOCATION PORTFOLIO 400 AND
                         ASSET ALLOCATION PORTFOLIO 500

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500, for use at a Special Meeting of Holders of Beneficial Interests in these Portfolios, or any adjournment thereof, to be held at the offices of Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI, on Tuesday, October 21, 1997 at 11:00 a.m., local time. The Meeting is being held to vote on a proposed transfer of all of the assets of the Portfolios and certain other matters, as described below and in the accompanying Notice of Special Meeting.

     The close of business on August 18, 1997 has been fixed as the Record Date for the determination of holders of beneficial interests entitled to notice of and to vote at the Meeting. $152,229,093 of beneficial interests in Asset Allocation Portfolio 200, $312,692,684 of beneficial interests in Asset Allocation Portfolio 300, $418,887,664 of beneficial interests in Asset Allocation Portfolio 400 and $174,451,171 of beneficial interests in Asset Allocation Portfolio 500 were outstanding as of the close of business on the Record Date. Holders of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests in each Portfolio bear to the total beneficial interests in that Portfolio.

     The Portfolios' Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, has previously been sent to holders of beneficial interests and is available without charge upon request by calling the Portfolios at (345) 945-1824.

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about September 30, 1997.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Holders of beneficial interests in each Portfolio will vote separately with respect to each Item other than Item 3, where investors in the Portfolios will vote together as a single class. If no instructions are specified, all beneficial interests in each Portfolio will be voted FOR proposed Items 1, 2 and 3. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Portfolios.

     If sufficient votes to approve the proposed Items 1, 2 and 3 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all interests that they are entitled to vote with respect to Items 1, 2 and 3 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such interests will be voted against the proposed adjournment.

     With respect to each Portfolio, the presence in person or by proxy of the holders of interests representing a majority of the outstanding beneficial interests in that Portfolio entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1, 2 and 3. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1, 2 and 3.

                               GENERAL BACKGROUND

     The Portfolios are asset allocation funds managed by Citibank, N.A. ("Citibank"). Citibank allocates each Portfolio's assets among equity, fixed income and money market instruments in different proportions that correspond to the Portfolios' investment objectives and their levels of potential risk and return. Citibank generally diversifies the equity investments of each Portfolio among large capitalization securities, small capitalization securities and international securities. Citibank generally diversifies the fixed income securities of each Portfolio among U.S. and non-U.S. government and corporate bonds. There is, however, no requirement that each Portfolio invest in all of these types of equity and fixed income securities at all times.

CURRENT STRUCTURE

     The Portfolios currently are organized in a two-tier, master/feeder structure. Certain feeder funds (called "Funds") invest all of their investable assets in a corresponding Portfolio with the same investment objective and policies as that Fund. Each Portfolio buys, holds and sells securities in accordance with its objective and policies. Each Fund may withdraw its investment in its Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders.

     The assets of each Portfolio currently are allocated among up to eight types of securities, or asset classes. These asset classes are: large capitalization growth securities, large capitalization value securities, small capitalization growth securities, small capitalization value securities, international equity securities, U.S. fixed income securities, foreign government securities, and money market securities. Citibank manages certain of these asset classes itself, and employs and supervises subadvisers for the remaining asset classes. Currently, Citibank manages the large capitalization growth, small capitalization growth, U.S. fixed income and money market asset classes. The following subadvisers currently manage the asset classes indicated: large capitalization value securities, Miller Anderson & Sherrerd, LLP; small capitalization value securities, Franklin Advisory Services, Inc.; international equity securities, Hotchkis and Wiley; and foreign government securities, Pacific Investment Management Company. Citibank may terminate the services of any subadviser at any time, and may assume management of that subadviser's asset class; however, the hiring of any new subadviser currently requires investor approval.

     Under this existing structure, Citibank and each subadviser manage the assets in each asset class for each Portfolio separately. This means, for example, that Citibank manages four pools of assets consisting of large capitalization growth securities, one for each Portfolio. Because the assets of each Portfolio currently are allocated among up to eight types of securities, and because there are four Portfolios, Citibank and the subadvisers currently manage a total of 32 separate pools of assets. This structure is administratively burdensome and expensive for the Portfolios. In addition, because of the separate pools of assets, the Portfolios are limited in their ability to take advantage of economies of scale of asset management.

PROPOSED STRUCTURE

     Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Recent amendments to the Investment Company Act of 1940 (the "1940 Act") now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services.

     In order to take advantage of this change in law and any future changes in law on this topic, the Portfolios are proposing the following restructuring: multiple new or existing investment companies ("New Portfolios") will be created or utilized, each corresponding to a particular asset class of the existing Portfolios or any additional asset class in which the Funds are permitted to invest. Each Portfolio will contribute each of its securities to that New Portfolio representing the asset class for that particular security (e.g., foreign bonds will be contributed to the New Portfolio which will invest in foreign bonds and related investments). In exchange, each Portfolio will receive an interest in the New Portfolio to which the contribution was made. The Portfolios will then dissolve, and will distribute to their investors, including the Funds, interests in the New Portfolios. As a result, each Fund will invest all of its investable assets in the New Portfolios. After giving effect to the restructuring, Citibank will perform its asset allocation services at the Fund level; these services currently are performed at the Portfolio level.

     Under this proposed structure, Citibank and each subadviser will manage the assets in each asset class in a single pool. This means, for example, that Citibank will manage all large cap growth securities for all of the Funds in a single New Portfolio. If the Funds' assets continue to be allocated among eight types of securities, Citibank and the subadvisers would manage a total of eight, as opposed to 32, separate pools of assets.

     After the proposed restructuring, the Funds will continue to be organized in a two-tier structure. Each Fund will invest its assets in multiple New Portfolios, instead of a single Portfolio. The restructuring is illustrated by the chart attached hereto as EXHIBIT A.

     The Portfolios' Trustees believe that this restructuring is in the best interests of holders of beneficial interests in the Portfolios. The Trustees will implement the restructuring for each Portfolio if holders of beneficial interests in that Portfolio and each other Portfolio approve each of the proposals in Items 1 and 2 below.

     In the event that the proposals in Items 1 and 2 below do not receive the requisite investor approval for any Portfolio, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by holders of beneficial interests in that Portfolio.

     ITEM 1. TO VOTE ON THE TRANSFER BY EACH PORTFOLIO OF ALL OF ITS ASSETS TO MULTIPLE NEW OR EXISTING INVESTMENT COMPANIES IN EXCHANGE FOR INTERESTS IN THOSE INVESTMENT COMPANIES, FOLLOWED BY THE DISSOLUTION OF THE PORTFOLIOS.

     It is intended that proxies submitted by holders of beneficial interests in the Portfolios not limited to the contrary will be voted in favor of each Portfolio transferring all of its assets to multiple new or existing investment companies in exchange for interests in those investment companies, followed by the dissolution of the Portfolios. This transfer will permit the Funds' restructuring to take place. See "General Background" above.

     Section 10.5 of the Declaration of Trust of the Portfolios provides that any sale, conveyance, assignment, exchange or other disposition of all or substantially all of the assets belonging to a particular Portfolio requires approval by holders of beneficial interests in that Portfolio at a meeting called for the purpose of voting on such sale, conveyance, assignment, exchange or other disposition. The Portfolios' Board of Trustees believe that the transfer to the New Portfolios is the best interests of the holders of beneficial interests in each Portfolio.

                                 VOTE REQUIRED

     The affirmative vote of investors holding 67% or more of the outstanding interests in a Portfolio which are present at the Meeting if the holders of more than 50% of such interests are present in person or by proxy, or more than 50% of the outstanding interests in the Portfolio, whichever is less (a "Majority Holder Vote"), is required for approval of the transfer of assets by the Portfolio to the New Portfolios.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED TRANSFER TO THE NEW PORTFOLIOS.

     ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH PORTFOLIO TO ALLOW THE ASSETS OF THAT PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

     Each Portfolio has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without investor approval. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

     In order to take advantage of the flexibility of current and future applicable law and regulation and to permit the Portfolios to enter into the restructuring, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT B be amended as indicated in that Exhibit.

     The Trustees believe that the proposed amendments to the fundamental investment policies are in the best interests of the holders of beneficial interests in each Portfolio.

                                 VOTE REQUIRED

     Because the investment restrictions in EXHIBIT B are fundamental policies of each Portfolio, approval of this proposal with respect to a Portfolio will require a Majority Holder Vote of the holders of beneficial interests in that Portfolio.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIES, TO ALLOW THE ASSETS OF EACH PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

     ITEM 3. TO VOTE ON THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH PORTFOLIO.

     It is intended that proxies cast by each Portfolio's holders of beneficial interests not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Portfolios who are not "interested persons" (as that term is defined in the 1940 Act) of the Portfolios, of Price Waterhouse under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Portfolio required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Portfolio ending December 31, 1997 (or, subject to obtaining favorable rulings from the Internal Revenue Service, such earlier date as coincides with the restructuring described under "General Background"). Price Waterhouse has no direct or material indirect interest in any Portfolio.

     Price Waterhouse has served as the Portfolios' independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     Representatives of Price Waterhouse are not expected to be present at the Meeting.

                                 VOTE REQUIRED

     Approval of this proposal with respect to a Portfolio will require approval by the holders of a majority of the outstanding beneficial interests in the Portfolios, taken together as a single class, which are present at the Meeting in person or by proxy.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF PRICE WATERHOUSE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THAT PORTFOLIO.

     ITEM 4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS AND ANY ADJOURNMENTS THEREOF.

     The management of the Portfolios knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

     As of the Record Date, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding interests in any of the Portfolios or shares of any of the Funds.

     As of the Record Date, to the best knowledge of the Portfolios, the following entities beneficially owned 5% or more of the outstanding beneficial interests in the Portfolios:

                                           Amount of
      Name of                              Beneficial         Percentage
Beneficial Owner                           Ownership           Interest

Asset Allocation Portfolio 200:

CitiSelectSM Folio 200 . . . . . . . . . .$143,183,647           94.1%

CitiSelect Ltd Folio 200 . . . . . . . . .$  9,045,446            5.9%

Asset Allocation Portfolio 300:

CitiSelectSM Folio 300 . . . . . . . . . .$292,229,617           93.5%

CitiSelectSM Ltd Folio 300 . . . . . . . . $20,463,067            6.5%

Asset Allocation Portfolio 400:

CitiSelectSM Folio 400 . . . . . . . . . .$403,332,164           96.3%

CitiSelectSM Ltd Folio 400 . . . . . . . . $15,555,500            3.7%

Asset Allocation Portfolio 500:

CitiSelectSM Folio 500 . . . . . . . . . .$170,359,839           97.7%

CitiSelectSM Ltd Folio 500 . . . . . . . .  $4,091,332            2.3%

     The address of each of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 is c/o Signature Financial Group Inc., 6 St. James Avenue, Boston Massachusetts 02116. The address of each of CitiSelect Ltd Folio 200, CitiSelect Ltd Folio 300, CitiSelect Ltd Folio 400 and CitiSelect Ltd Folio 500, is c/o Cititrust (Bahamas) Limited, Thompson Blvd., Nassau, Bahamas, Attn.: M. Carmen Butler.

                             ADDITIONAL INFORMATION

     Each Portfolio is a series of Asset Allocation Portfolios (the "Trust"), a diversified, open-end registered investment company organized as a New York trust under a Declaration of Trust dated as of December 14, 1995. The Portfolios were designated as separate series of the Trust on December 14, 1995. The mailing address of the Trust is Elizabethan Square, George Town, Grand Cayman, BWI.

     The cost of soliciting proxies in the accompanying form, which is expected to be about $[__________], will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Portfolios without compensation therefor.

     The Portfolios' placement agent is The Landmark Funds Broker-Dealer Services, Inc., c/o Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI. State Street Bank and Trust Company ("State Street") acts as custodian for each Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. Signature Financial Services, Inc. ("SFSI") provides transfer agency services to each Portfolio. The principal business address of SFSI is 6 St. James Avenue, Boston, Massachusetts 02116. Citibank provides administrative services to the Portfolios pursuant to Management Agreements.

                        SUBMISSION OF CERTAIN PROPOSALS

     The Trust is a trust formed under the laws of the State of New York, and as such is not required to hold annual meetings of holders of beneficial interests, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Proposals of holders of beneficial interests to be presented at any subsequent meeting of holders of beneficial interests must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

     YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                               By Order of the Board of Trustees,

                               Susan Jakuboski, Assistant Secretary

September [__], 1997

                                                                      EXHIBIT A

Description of Chart
Heading above chart on top half of page: "Before Restructuring: Each Fund invests all of its investable assets in an Old Portfolio."

Top half of page
Four small boxes across top of page. Each box contains the name of one fund. The boxes contain the following names (from left to right): CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500.
A large box is under each of the four small boxes. An arrow connects each small box with the large box beneath it. The large box to the far left contains the heading "Old Portfolio" with the following names listed from top to bottom:
Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. The second large box from the left includes the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. The third large box from the left includes the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. The large box to the far right side of the page includes the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities.

Bottom half of page

Heading above chart on bottom half of page: "After Restructuring: Each Fund invests all of its investable assets in multiple new portfolios."

Four rectangular boxes across bottom of page. Each box includes the name of one fund. The names of the individual funds included in each box are (from left to right): CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500. Eight square boxes are situated across the bottom of the page under the four rectangular boxes. Each of the eight boxes contains the heading "New Portfolio." In each of the eight boxes under the "New Portfolio" heading is the name of a portfolio. The names of the portfolios in the boxes are (from left to right): Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. Arrows connect each of the four rectangular boxes with the eight square boxes beneath it.

                                                                      EXHIBIT B

                        Added text appears in brackets.


           FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED
                                 UNDER ITEM 2.


     (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Portfolio more than 10% of the voting securities of such issuer to be held by the Portfolio, [except that the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act].

     (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Portfolio's total assets more than 5% of the Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), [except that the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act].

     (6) Underwrite securities issued by other persons, [except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and] except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION


                        ASSET ALLOCATION PORTFOLIO 200,
                        ASSET ALLOCATION PORTFOLIO 300,
                       ASSET ALLOCATION PORTFOLIO 400 AND
                         ASSET ALLOCATION PORTFOLIO 500

PROXY CARD                                                        PROXY CARD

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824

                         A PROXY FOR A SPECIAL MEETING
           OF HOLDERS OF BENEFICIAL INTERESTS TO BE HELD OCTOBER 21, 1997

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Susan Jakuboski, Tamie Ebanks, John R. Elder, Linda T. Gibson, Christine A. Drapeau, Molly S. Mugler and Stephanie K. Flood, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interests in Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500 which the undersigned is entitled to vote at the Special Meeting of Holders of Beneficial Interests in the Portfolios to be held at the offices of Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI, on Tuesday, October 21, 1997 at 11:00 a.m., local time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE PORTFOLIOS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. Transfer by each Portfolio of all of its assets to multiple new or existing investment companies in exchange for interests in those investment companies, followed by the dissolution of the Portfolios.

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 200, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 300, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 400, if any:


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      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 500, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

2. Amendment to the fundamental investment policies of each Portfolio to allow the assets of that Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 200, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 300, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 400, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 500, if any:

      ______FOR           ______AGAINST        ______ABSTAIN


3. The selection of Price Waterhouse as the independent certified public accountants for each Portfolio.

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 200, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 300, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

     The undersigned votes its beneficial interest in Asset Allocation Portfolio 400, if any:

      ______FOR           ______AGAINST        ______ABSTAIN


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     The undersigned votes its beneficial interest in Asset Allocation
Portfolio 500, if any:

      ______FOR           ______AGAINST        ______ABSTAIN


THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


Date:_______________              _____________________________________
                                  Signature


                                  _____________________________________
                                  Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.